Summary Prospectus
May 1, 2018
SunAmerica Series Trust
SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio)
(Class 1, Class 2 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 1, 2018, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is long term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.73%	0.73%	0.73%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.77%	0.92%	1.02%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$ 79	$246	$428	$ 954
Class 2 Shares	94	293	509	1,131
Class 3 Shares	104	325	563	1,248
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio generally invests in common stocks of U.S. companies of any market capitalization range though the Portfolio will focus mainly on large capitalization companies. Other types of equity securities in which the Portfolio may invest include preferred stocks, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.
The subadviser uses fundamental research and quantitative models to select securities for the Portfolio, which is comprised

SunAmerica Series Trust

SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio)
of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:
•	Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;
•	Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, price momentum and company fundamentals; and
The Portfolio aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. In addition, the subadviser uses the following sell criteria:
•	the stock price is approaching its target,
•	the company’s competitive position deteriorates,
•	poor execution by the company’s management, or
•	more attractive alternative investment ideas have been identified.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

SunAmerica Series Trust

SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio)
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the
Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective May 1, 2007, OppenheimerFunds, Inc. (“Oppenheimer”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser. Also, effective May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 23.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.60% (quarter ended December 31, 2008). The year-to-date calendar return as of March 31, 2018 was -3.17%.
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	16.89%	14.26%	8.02%
Class 2 Shares	16.69%	14.09%	7.86%
Class 3 Shares	16.54%	13.97%	7.75%
Russell 1000® Index	21.69%	15.71%	8.59%

SunAmerica Series Trust

SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio)
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Oppenheimer.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Manind Govil, CFA Senior Vice President and Lead Portfolio Manager	2009
Paul Larson Vice President and Co-Portfolio Manager	2014
Benjamin Ram Vice President and Co-Portfolio Manager	2009
Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering documents) for your Variable Contract which may contain additional information about purchase and redemptions of the Portfolio’s shares. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However contract holders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from the Variable Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
CSP-86703T_816_428_410.2
SunAmerica Series Trust